Table of Contents

Exhibit 99.1

Bayswater Properties Acquired by Extraction Oil & Gas, LLC

Statements of Operating Revenues

and Direct Operating Expenses

For the Year Ended December 31, 2015 and

the Nine-Month Periods Ended September 30, 2016 and 2015

BAYSWATER PROPERTIES ACQUIRED BY EXTRACTION OIL & GAS, LLC

STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

Independent Auditors’ Report

The Board of Directors

Elgin Energy, LLC:

We have audited the accompanying Statement of Operating Revenues and Direct Operating Expenses (the “Financial Statement”) of Bayswater Properties Acquired by Extraction Oil & Gas, LLC for the year ended December 31, 2015, and the related notes.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the Financial Statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Financial Statements that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Financial Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Financial Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Financial Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Financial Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Financial Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Financial Statement referred to above presents fairly, in all material respects, the Statement of Operating Revenues and Direct Operating Expenses of Bayswater Properties Acquired by Extraction Oil & Gas, LLC for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to the basis of presentation in the Financial Statement, which describes that the accompanying Statement of Operating Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form S-1 of Extraction Oil & Gas, LLC and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

 (signed) KPMG LLP

Denver, Colorado

August 29, 2016

Independent Auditors’ Review Report

The Board of Directors

Elgin Energy, LLC:

Report on the Financial Statements

We have reviewed the accompanying Statements of Operating Revenues and Direct Operating Expenses of Bayswater Properties Acquired by Extraction Oil & Gas, LLC for the nine-month periods ended September 30, 2016 and 2015.

Management’s Responsibility

Management is responsible for the preparation and fair presentation of the interim financial information in accordance with U.S. generally accepted accounting principles; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with U.S. generally accepted accounting principles.

Auditors’ Responsibility

Our responsibility is to conduct our reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to the basis of presentation in the interim financial information, which describes that the accompanying Statements of Operating Revenues and Direct Operating Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form S-1 of Extraction Oil & Gas, Inc. and are not intended to be a complete presentation of the Company’s revenues and expenses.

(signed) KPMG LLP

Denver, Colorado

November 30, 2016

BAYSWATER PROPERTIES ACQUIRED BY EXTRACTION OIL & GAS, LLC

StatementS of OPERATING Revenues and Direct Operating Expenses

	For the Year Ended	For the Nine-Month Period Ended
	December 31, 2015	September 30, 2016	September 30, 2015
		(unaudited)	(unaudited)
Operating Revenues:
Oil sales	$ 10,933,927	$ 37,376,297	$ 6,892,630
Natural gas sales	3,579,531	9,890,042	2,016,365
Total operating revenues	14,513,458	47,266,339	8,908,995

Direct Operating Expenses:
Lease operating expenses	4,014,066	4,914,883	2,423,693
Production taxes	864,906	3,347,364	779,142
Total direct operating expenses	4,878,972	8,262,247	3,202,835

Operating Revenues in Excess of
Direct Operating Expenses	$ 9,634,486	$ 39,004,092	$ 5,706,160

SEE THE ACCOMPANYING NOTES TO THE STATEMENTS OF
OPERATING REVENUES AND DIRECT OPERATING EXPENSES

BAYSWATER PROPERTIES ACQUIRED BY EXTRACTION OIL & GAS, LLC

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

1.BASIS OF PRESENTATION:

On July 29, 2016 Extraction Oil & Gas, LLC (the “Company”), entered into a definitive purchase and sale agreement (the “Bayswater Agreement”) with Bayswater Exploration & Production, LLC, Bayswater Blenheim Holdings, LLC and Bayswater Blenheim Holdings II, LLC (collectively, “Bayswater” or the “Seller”), under which the Company agreed to acquire certain oil and gas leaseholds, overriding royalty interests and producing properties located primarily in the State of Colorado (the “Acquired Properties”), and various other related rights, permits, contracts, equipment and other assets. The Seller received aggregate consideration of approximately $419.0 million in cash. The effective date for the acquisition was July 1, 2016, with purchase price adjustments calculated as of the closing date on October 3, 2016.

The accompanying Statements of Operating Revenues and Direct Operating Expenses of the Bayswater Properties Acquired by Extraction Oil & Gas, LLC (the "Statements") were prepared by the Company based on carved-out financial information and other data from the Seller's historical accounting records. Because the Acquired Properties are not separate legal entities, the accompanying Statements vary from a complete income statement in accordance with accounting principles generally accepted in the United States of America in that they do not reflect certain expenses that were incurred in connection with the ownership and operation of the Acquired Properties including, but not limited to, depreciation, depletion, and amortization, accretion of asset retirement obligations, general and administrative expenses and interest as these cost are not directly involved in the revenue producing activity and would be difficult to relate directly to the Acquired Properties. As such, this financial information is not intended to be a complete presentation of the operating revenues and expenses of the Acquired Properties. The information may not be representative of future operations due to changes in the business and the exclusion of the omitted information. Furthermore, no balance sheet has been presented for the Acquired Properties because not all of the historical cost and related working capital balances are segregated or easily obtainable, nor has information about the Acquired Properties' operating, investing and financing cash flows been provided for similar reasons. Accordingly, the accompanying Statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission ("SEC") Regulation S-X.

2.USE OF ESTIMATES IN PREPARATION OF STATEMENTS:

The preparation of the statements of operating revenues and direct operating expenses of the Acquired Properties in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the respective reporting periods.  Actual results may differ from the estimates and assumptions used in the preparation of the statements of operating revenues and direct operating expenses of the Acquired Properties.

3.COMMITMENTS AND CONTINGENCIES:

Pursuant to the terms of the Bayswater Agreement, there are no known claims, litigation or disputes pending as of the effective date of the Bayswater Agreement, or any matters arising in connection with indemnification, and the parties to the Bayswater Agreement are not aware of any legal, environmental or other commitments or contingencies that would have a material adverse effect on the statements of operating revenues and direct operating expenses of the Acquired Properties.

4.REVENUE RECOGNITION:

Revenues from the sale of oil and natural gas are recognized when the product is delivered at a fixed or determinable price, title has transferred, and collectability is reasonably assured and evidenced by a contract. The Seller recognizes revenues from the sale of oil and natural gas using the sales method of accounting, whereby revenue is recorded based on the Seller’s share of volume sold, regardless of whether it has taken its proportional share of volume produced. A receivable or liability is recognized only to the extent that an imbalance on a specific property is greater than the expected remaining proved reserves. There were no material gas imbalances at September 30, 2016 or December 31, 2015.

5.SUBSEQUENT EVENTS:

In accordance with Accounting Standards Codification (‘‘ASC’’) 855, the Company has evaluated subsequent events for the year ended December 31, 2015, through August 29, 2016, the date of the accompanying statements of operating revenues and direct operating expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying statements of operating revenues and direct operating expenses.

In accordance with ASC 855, the Company has evaluated subsequent events for the nine-month period ended September 30, 2016, through November 30, 2016, the date of the accompanying statements of operating revenues and direct operating expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying statements of operating revenues and direct operating expenses.

6.SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED):

Estimated quantities of proved oil and gas reserves of the Acquired Properties were derived from reserve estimates prepared by Bayswater as of December 31, 2015 based on the estimates of Bayswater's internal reserve engineers. Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors. All of the Acquired Properties' proved reserves are located in the continental United States.

Guidelines prescribed in Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 932 Extractive Industries – Oil and Gas, have been followed for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves.  Future cash inflows and future production and development costs are determined by applying prices and costs, including transportation, quality, and basis differentials, to the year-end estimated quantities of oil and gas to be produced in the future.  The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor.  Future operating costs are determined based on estimates of expenditures to be incurred in producing the proved oil and gas reserves in place at the end of the period using year-end costs and assuming continuation of existing economic conditions, plus overhead incurred.  Future development costs are determined based on estimates of capital expenditures to be incurred in developing proved oil and gas reserves.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC.  These assumptions do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves, nor their present value.  The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process.  Reserve estimates are inherently imprecise and estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties.  Accordingly, these estimates are expected to change as future information becomes available.  The standardized measure excludes income taxes as the Company was a limited liability company and not subject to income taxes at December 31, 2015.

The following table sets forth information as of and for the year ended December 31, 2015 with respect to changes in the Acquired Properties’ proved reserves:

	(Mbbl)	(MMcf)
	Crude Oil	Natural Gas

January 1, 2015	7,840.3	70,931.1
Extensions, discoveries, and other additions	3,026.4	26,934.9
Acquisitions	619.8	6,200.4
Revisions	(376.5)	(8,469.2)
Production	(282.7)	(1,390.4)
December 31, 2015	10,827.3	94,206.8

Proved developed reserves, included above:
December 31, 2015	4,298.4	38,071.8

Proved undeveloped reserves, included above (1):
December 31, 2015	6,528.9	56,135.0

(1)Proved undeveloped reserves as of December 31, 2015 include only those properties that were eligible to be recorded as a proved undeveloped location and that Bayswater had developed (either (i) drilled and completed or (ii) drilled and uncompleted) subsequent to December 31, 2015 through the effective date of the Bayswater Agreement.

As of December 31, 2015,  the Acquired Properties’ reserves are comprised of 40.8% crude oil and 59.2% natural gas,  on an energy equivalent basis.    The following values for the 2015 proved reserves were derived based on prices of $43.78 per Bbl of crude oil and  $2.79 per Mcf of natural gas. The following values for the 2014 proved reserves were derived based on prices of $88.49 per Bbl of crude oil and $4.85 per Mcf of natural gas.  These prices were based on the 12-month arithmetic average first-of-month price for January 2015 through December 2015 and January 2014 through December 2014, respectively.   The crude oil pricing was based on the West Texas Intermediate price and the natural gas pricing was based on the Henry Hub price.  All prices have been adjusted for transportation, quality and basis differentials.

The following summary sets forth the Acquired Properties’ future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in ASC Topic 932:

December 31, 2015
(in thousands)
Future crude oil and natural gas	$ 735,986
Future production costs	(217,901)
Future development costs	(82,411)
Future net cash flows	435,674
10% annual discount	(184,526)

Standardized measure of discounted future net cash flows	$ 251,148

The principal sources of change in the standardized measure of discounted future net cash flows are:

December 31, 2015
(in thousands)
Balance at beginning of period	$ 293,571
Sales of crude oil and natural gas	(9,634)
Net change in prices and production costs	(219,981)
Net changes in future development costs	19,840
Extensions, discoveries, and other additions	84,613
Acquisition of reserves	13,882
Revisions of previous quantity estimates	(38,445)
Previously estimated development costs incurred	72,594
Accretion of discount	29,357
Other	5,351
Balance at end of period	$ 251,148